                                                                    EXHIBIT 10.5


                              EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Agreement") is effective as of December 1, 1993 (the "Effective Date"), by and between Paradigm Pharmacy Management, Incorporated (the "Company"), and Joseph J. Filipek, Jr. (the "Employee") and, for the limited purposes of Section 3(d), 3(g) and 3(h) hereof, Advance Pharmacy Services, Inc. ("APS").

     WHEREAS, on December 8, 1993, APS acquired all of the issued and outstanding shares of the Company's capital stock pursuant to the Purchase and Sale Agreement dated December 8, 1993 by and between APS and Blue Cross and Blue Shield of Maryland, Inc. (the "Purchase Agreement");

     WHEREAS, Employee is a senior manager of the Company and is expected to make significant contributions to the profitability, growth and financial strength of the Company;

     WHEREAS, APS and the Company desire to assure both the present and future continuity of management of the Company and desire to establish certain minimum compensation rights of the Employee and certain other members of the senior management of the Company (collectively, the "Management"); and

     WHEREAS, APS, the Company and Employee desire to enter into this Agreement pursuant to which the Company will employ Employee in the capacity, for the period and on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

     1. EMPLOYMENT AND DUTIES. The Company hereby employs Employee and Employee hereby accepts such employment in the capacity of President and Chief Executive Officer of the Company to act in accordance with the terms and conditions hereinafter set forth. During the term of this Agreement, Employee agrees that this position will be his full-time employment, that he will devote his best efforts and all of his business time, attention and skills to the successful continuation of the business heretofore conducted by the Company and that he will perform such duties, functions, responsibilities and authority in connection with the foregoing as are from time to time delegated to Employee by the Board of Directors of the Company which shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the 90-day period immediately preceding the Effective Date.

     2. TERM. The employment of Employee shall commence on the date hereof and shall end on the third anniversary hereof (the "Term").

     3. COMPENSATION. In consideration of the services to be rendered by Employee to the Company hereunder, the Company hereby agrees to pay or otherwise provide Employee the following compensation and benefits, it being understood that the Company shall have the right to deduct therefrom all taxes which may be required to be deducted or withheld therefrom under any provision of applicable law (including but not limited to Social Security payments, income tax withholding and other required deductions now in effect or which may become effective by law any time during the Term):

          (a) SALARY. Employee shall receive an annual salary of One Hundred Twenty Thousand Dollars ($120,000), with such increases therein as may be determined by the Board from time to time in its sole discretion ("Base Salary"), to be paid in equal installments not less frequently than monthly in accordance with the Company's salary payment practices in effect from time to time for senior managers of the Company. The Base Salary shall be reviewed by the Board each year prior to the anniversary of the Effective Date to determine the annual increase, if any, to the Base Salary; provided that the annual increase shall be, at a minimum, the amount equal to the Base Salary as of the date of such review multiplied by the Consumer Price Index of the Bureau of Labor Statistics, U.S. Department of Labor for the year ending on the anniversary of the Effective Date.

          (b) BONUS PAYMENTS. In addition to the Base Salary, Employee shall be entitled to receive, and the Company shall pay, bonuses to the Employee upon substantially the same terms and conditions and for the same amounts as he was entitled to under the Incentive Compensation Bonus Plan provided by his employer immediately prior to the Effective Date.

          (c) BENEFIT PLANS. Employee shall be entitled to participate in any health, accident, disability and life insurance programs, and any other fringe benefit program (including a 401(k) savings plan), which the Company may adopt and implement for the benefit of the Company's employees. The Company anticipates establishing benefits plans for some or all of its employees which will be reasonably comparable to the benefits plans in which Employee was entitled to participate immediately prior to the Effective Date. Notwithstanding the foregoing, however, nothing contained herein shall be construed as an obligation of the Company to implement any such program, or, if implemented, to maintain any such program for any period of time for any employee.

          (d) FRINGE BENEFITS. The Company shall provide Employee with an automobile allowance of $500 per month and shall provide a country club membership at a country club that is mutually acceptable to the Employee and APS.

          (e) EXPENSES. Employee shall be entitled to receive reimbursement for all reasonable expenses incurred by him in connection with the fulfillment of his duties hereunder; PROVIDED, HOWEVER, that Employee has complied with all policies and procedures relating to the reimbursement of such expenses as shall, from time to time, be established by the Company.

          (f) VACATION AND SICK LEAVE. During the Term of employment, Employee shall be permitted to take vacations with such frequency and of such duration as are consistent with the executive vacation policies of the Company in effect on the date of this Agreement so long as the absence of Employee does not interfere in any material respect with the performance by Employee of Employee's duties hereunder. In any event, Employee shall be entitled to not less than 20 business days of vacation during each of the fiscal years ending during the Term of employment. Employee shall also be entitled to sick leave according to the sick leave policy which the Company may adopt from time to time.

          (g) QUALIFIED STOCK OPTION TO EMPLOYEE. Subject to Section 3(h) below, in connection with the transactions contemplated by the Purchase Agreement, APS shall reserve 715 shares (the "Pool") of its common stock, par value $.01 per share (the "APS Common Stock") for issuance to Management under the Advance Pharmacy Services, Inc. 1993 Incentive Stock Option Plan (the "ISOP"). As further consideration for entering into this Agreement and complying with its terms, subject to the terms and conditions of the ISOP and the terms and conditions set forth below, the Company hereby grants to Employee an option to purchase 300 shares of the Pool (the "Qualified Option").

               (i) EXERCISE PRICE. The exercise price for the Qualified Option shall be an amount equal to $800 per share (the "Exercise Price"), which amount the Board of Directors of APS has determined in good faith to be the fair market value of the APS Common Stock on the date hereof.

               (ii) EXERCISE OF OPTION. The Qualified Option granted hereunder shall not be exercisable in any part until the first anniversary of the date of this Agreement. The right to exercise with respect to each one-fifth of the total shares subject to the Qualified Option shall vest on each of the first five anniversaries of the Effective Date and shall be cumulative. The Qualified Option may not be exercised for a fraction of a share.

               (iii) METHOD OF EXERCISE. The Qualified Option shall be exercisable by written notice to APS which shall state the election to exercise the Qualified Option, the number of shares of APS Common Stock in respect of which the Qualified Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of APS Common Stock as may be reasonably required by APS. Such written notice shall be signed by Employee and shall be delivered in person or by certified mail to the President of APS. Payment of the total Exercise Price for the shares shall be by cash or other immediately available funds. The Qualified Option shall be deemed to be exercised upon receipt by APS of such written notice and receipt of such payment. No shares will be issued pursuant to the exercise of the Qualified Option unless such issuance and such exercise shall comply with the terms and conditions of the ISOP, all relevant provisions of law and the requirements of any stock exchange upon which the shares may then be listed.

               (iv) CHANGE OF CONTROL.  Excluding for purposes of this clause
          (iv) any transactions between APS and any affiliate of APS, in the event of (a) a sale of substantially all of the Common Stock of APS,
          (b) a sale of substantially all of the assets of APS, or (c) a merger in which APS is not to be the surviving corporation, all Qualified Options of Employee granted hereunder shall automatically vest immediately prior to the occurrence of the transaction giving rise to the vesting and, to the extent such transaction does not occur, the vesting shall be deemed rescinded and Employee shall again only be entitled to exercise the Qualified Options according to the vesting schedule set forth in clause (ii) above.

               (v) TERMINATION OF TERM OF EMPLOYMENT. If Employee's employment is terminated for any reason hereunder, any portion of the Qualified Option not vested on the date of termination of the date of termination will be forfeited, and if the APS Common Stock has not been registered in accordance with the Securities Act of 1933, any shares of Common Stock acquired by exercise of the Qualified Option will be subject to purchase by the Company at the fair market value, of such shares as determined in good faith by the Board of Directors of APS as of the date of the termination of Employee's employment.

               (vi) NON-TRANSFERABILITY OF OPTION. The Qualified Option may not be transferred in any manner and may be exercised only during the lifetime of Employee for the ten-year period from the date hereof and only by such Employee.

          (h) NON-QUALIFIED STOCK OPTION TO EMPLOYEE. In the event on or before January 31, 1994, the Employee and Mr. Robert L. Cinquegrana notify APS in writing of their intent to receive non-qualified options in lieu of their respective qualified options, then the Company shall reduce the number of shares of APS Common Stock reserved in the Pool for issuance to Management to 644 shares. As further consideration for entering into this Agreement and complying with its terms, upon receipt of such notice, the Company shall thereupon grant to Employee an option to purchase 272 shares of the Pool (the "Non-qualified Option"), subject to the terms and conditions set forth below, and Section 3(g) hereof shall be without further force and effect.

               (i) EXERCISE PRICE. The exercise price for the Non-qualified Option shall be an amount equal to $1.00 per share (the "Exercise Price").

               (ii) EXERCISE OF NON-QUALIFIED OPTION. The Non-qualified Option granted hereunder shall not be exercisable in any part until the first anniversary of the date of this Agreement. The right to exercise with respect to each one-fifth of the total shares subject to the Non-qualified Option shall vest on each of the first five anniversaries of the Effective Date and shall be cumulative. The Non-qualified Option may not be exercised for a fraction of a share.

               (iii) METHOD OF EXERCISE. The Non-qualified Option shall be exercisable by written notice to APS which shall state the election to exercise the Non-qualified Option, the number of shares of APS Common Stock in respect of which the Non-qualified Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of APS Common Stock as may be reasonably required by APS. Such written notice shall be signed by Employee and shall be delivered in person or by certified mail to the President of APS. Payment of the total Exercise Price for the shares shall be by cash or other immediately available funds. The Non-qualified Option shall be deemed to be exercised upon receipt by APS of such written notice and receipt of such payment. No shares will be issued pursuant to the exercise of the Non-qualified Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the shares may then be listed.

               (iv) CHANGE OF CONTROL.  Excluding for purposes of this clause
          (iv) any transactions between APS and any affiliate of APS, in the event of (a) a sale of substantially all of the Common Stock of APS,
          (b) a sale of substantially all of the assets of APS, or (c) a merger in which APS is not to be the surviving corporation, all Non-qualified Options of Employee granted hereunder shall automatically vest immediately prior to the occurrence of the transaction giving rise to the vesting and, to the extent such transaction does not occur, the vesting shall be deemed rescinded and Employee shall again only be entitled to exercise the Non-qualified Options according to the vesting schedule set forth in clause (ii) above.

               (v) TERMINATION OF TERM OF EMPLOYMENT. If Employee's employment is terminated for any reason hereunder, any portion of the Non-qualified Option not vested on the date of termination will be forfeited, and, if the APS Common Stock has not been registered in accordance with the Securities Act of 1933, any shares of Common Stock acquired by exercise of the Non-qualified Option will be subject to purchase by the Company at the fair market value, of such shares as determined in good faith by the Board of Directors of APS as of the date of the termination of Employee's employment.

               (v) NON-TRANSFERABILITY OF OPTION. The Non-qualified Option may not be transferred in any manner and may be exercised only during the lifetime of Employee for the ten-year period from the date hereof and only by such Employee.

     4.   TERMINATION.

          (a) DEATH OR DISABILITY. This Agreement shall terminate automatically upon the Employee's death. If the Company determines in good faith that the Disability of the

Employee has occurred (pursuant to the definition of "Disability" set forth below), it may give to the Employee written notice of its intention to terminate the Employee's employment. In such event, the Employee's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Employee (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties. For purposes of this Agreement, "Disability" means disability which, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative (such agreement as to acceptability not to be withheld unreasonably).

          (b) CAUSE. The Company may terminate the Employee's employment for "Cause." For purposes of this Agreement, "Cause" means:

              (i) an act or acts of personal dishonesty taken by the Employee at the expense of the Company,

             (ii) a material violation or repeated violations by the Employee of the Employee's obligations under Section 1 of this Agreement which are demonstrably willful or deliberate on the Employee's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company, or

            (iii)   the conviction of the Employee of a felony.

          (c) GOOD REASON. The Employee's employment may be terminated by the Employee for Good Reason. For purposes of this Agreement, "Good Reason" means:

              (i) the assignment to the Employee of any duties inconsistent in any respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 1 of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

             (ii) any material failure by the Company to comply with any of the provisions of Section 3 of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

            (iii) the Company's requiring the Employee's services to be performed at any office or location more than thirty-five (35) miles from the location where the Employee was employed immediately preceding the Effective Date, except for travel reasonably required in the performance of the Employee's responsibilities;

             (iv) any purported termination by the Company of the Employee's employment otherwise than as expressly permitted by this Agreement.

          (d) NOTICE OF TERMINATION. Any termination by the Company for Cause or by the Employee for Good Reason shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 10 of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which

              (i) indicates the specific termination provision in this Agreement relied upon,

             (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated, and

            (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice).

          (e) DATE OF TERMINATION. "Date of Termination" means the date of receipt of the Notice of Termination or any later date specified therein, as the case may be; PROVIDED, HOWEVER, that

              (i) if the Employee's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Employee of such termination, and

             (ii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

     5.   OBLIGATIONS OF THE COMPANY UPON TERMINATION.

          (a) DEATH. If the Employee's employment is terminated by reason of the Employee's death, this Agreement shall terminate without further obligations to the Employee's legal representatives under this Agreement, other than those obligations accrued or earned and vested (if applicable) by the Employee as of the Date of Termination, including, for this purpose

              (i) the Employee's full Base Salary through the Date of Termination at the rate in effect on the Date of Termination or, if higher, at the highest rate in effect at any time from the 90-day period preceding the Effective Date through the Date of Termination (the "Highest Base Salary"),

             (ii) the product of the Annual Bonus paid to the Employee for the last full fiscal year and a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and

            (iii) any compensation previously deferred by the Employee (together with any accrued interest thereon) and not yet paid by the Company and any accrued vacation pay not yet paid by the Company (such amounts specified in clauses (i), (ii) and (iii) are hereinafter referred to as "Accrued Obligations").

          All such Accrued Obligations shall be paid to the employee's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. anything in this Agreement to the contrary notwithstanding, the Employee's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company to surviving families of employees of the Company under such plans, programs, practices and policies relating to family death benefits, if any, in effect at the time of Employee's death.

          (b) DISABILITY. If the Employee's employment is terminated by reason of the Employee's Disability, this Agreement shall terminate without further obligations to the Employee, other than those obligations accrued or earned and vested (if applicable) by the Employee as of the Date of Termination, including for this purpose, all Accrued Obligations. All such Accrued Obligations shall be paid to the employee in a lump sum in cash within 30 days of the Date of Termination. Anything in this Agreement to the contrary notwithstanding, the Employee shall be entitled after the Disability Effective Date to receive disability and other benefits at least equal to the most favorable of those provided by the Company to disabled employees or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in accordance with the most favorable plans, programs, practices and policies of the Company in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the employee and the Employee's family, as in effect at any time thereafter with respect to other key employees of the Company and their families.

          (c) CAUSE; OTHER THAN FOR GOOD REASON. If the Employee's employment shall be terminated for Cause, the Company's obligations to the Employee shall terminate other than the obligation to pay to the Employee the Highest Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Employee (together with accrued interest thereon).
If the Employee terminates employment other than for Good Reason, the Company's obligations to the Employee shall terminate, other than those obligations accrued or earned and vested (if applicable) by the employee through the Date of Termination, including for this purpose, all Accrued Obligations. All such Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination.

          (d) GOOD REASON; OTHER THAN FOR CAUSE OR DISABILITY. If, during the Term, the Company shall terminate the Employee's employment other than for Cause, Disability, or death or if the Employee shall terminate his employment for Good Reason, the Company shall continue in accordance with the Company's normal payroll procedures to pay Employee his Highest Base Salary for a period of one-year from the Date of Termination or for the remaining term of this Agreement, whichever period is shorter (the "Severance Period"). Any amounts payable to Employee under this
Section 5(d) shall be reduced and offset by the amount of any compensation received by Employee for other employment during the Severance Period. During the Severance Period Employee shall use his best efforts to find employment consistent with the covenants of Employee in with Sections 8 and 9 hereof. During the Severance Period, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits to the Employee and the Employee's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 3(c) of this Agreement if the Employee's employment had not been terminated.

     6. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any benefit, bonus, incentive or other plans, programs, policies or practices, provided by the Company and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any stock option or other agreement with the Company. Amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of the Company at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program.

     7. FULL SETTLEMENT. Except as provided in Section 5(d) hereof, the Employee shall not be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement. The Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which the employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof, plus in each case interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Internal Revenue Code of 1986, as amended.

     8. RESTRICTIVE COVENANTS. Employee and the Company agree that the Company would suffer irreparable harm and incur substantial damage if Employee were to enter into Competition (as defined herein) with the Company. Therefore, in order for the Company to protect its legitimate business interests, Employee agrees as follows:

          (a) Without the prior written consent of the Company, Employee shall not, during the period of employment with the Company, directly or indirectly, invest or engage in any business that is Competitive (as defined herein) with the managed prescription business or drug formulary and manufacturers rebate business or mail order pharmacy or related business in which the Company has been actively engaged during the Term of Employee's employment (the "Business") or accept employment or render services to a Competitor (as defined herein) of the Company as a director, officer, agent, employee, independent contractor or consultant, or solicit or attempt to solicit or accept business that is Competitive with the Business of the

Company, except that Employee may own up to one percent (1%) of any outstanding class of securities of any company registered under Section 12 of the Securities Exchange Act of 1934, as amended.

          (b) Without the prior written consent of the Company, for a period of two (2) years from the Date of Termination for Cause or for a period of one (1) year from the Date of Termination for any reason other than Cause, Employee shall not, either directly or indirectly, (i) invest or engage in any business that is Competitive with the Business of the Company, except that Employee may own up to one percent (1%) of any outstanding class of securities of any company registered under Section 12 of the Securities Exchange Act of 1934, as amended,
(ii) accept employment with or render services to a Competitor of the Company as a director, officer, agent, employee, independent contractor or consultant or
(iii) solicit, attempt to solicit or accept business competitive with the Business of the Company from any of the customers of the Company at the time of his termination or within twelve (12) months prior thereto or from any person or entity whose business the Company was soliciting at such time. In the event the Company is obligated to make payments to Employee during the Severance Period pursuant to Section 5(d) hereof, on the day immediately following the termination of the Company's obligation to make such payments, clauses (i) and
(ii) of this Section 8(b) shall be without further force and effect.

          (c) Upon termination of his employment with the Company, and for a period of twelve (12) months thereafter, Employee shall not, either directly or indirectly, solicit business, directly or indirectly from any person or entity to whom the Company has sold its services, nor shall the Employee contact, communicate with, or solicit in any manner whatsoever the employment of an employee of the Company.

          (d) The Company and Employee agree that the consideration for Employee's post-employment covenant not to compete is the overall consideration provided for the benefit of Employee pursuant to this Agreement, including but not limited to the continued employment of Employee. The primary purpose of this covenant is the Company's legitimate interest in protecting its economic welfare and business goodwill. The Company and Employee further agree that this covenant shall in no way be construed as a mere limitation on competition nor shall it be construed as a restraint on Employee's right to engage in a common calling.

          (e) Employee acknowledges that the foregoing limitations are reasonable and properly required for the adequate protection of the Business of the Company and that in the event any such limitation is found to be unreasonable by a court of competent jurisdiction, Employee agrees to the reduction of such limitation to the extent it shall appear reasonable to such court.

          (f) For purposes of this Agreement, a business or activity is in "Competition" or "Competitive" with the Business of the Company if it involves, and a person or entity is a "Competitor," if that person or entity is engaged in, or about to become engaged in, any managed prescription business or drug formulary and manufacturers rebate business or mail order pharmacy or related business in the continental United States of America.

     9. CONFIDENTIALITY. For purposes of this Agreement, "Confidential Information and Trade Secrets" shall mean all information, ideas, know how, trade secrets, processes, computer software or programs and related documentation, methods, practices, fabricated techniques, technical plans, customer lists, pricing techniques, marketing plans, financial information and all other compilations of information which relate to the Business of, and are owned by, the Company, which were not known generally to others engaged in the Business of the Company and which the Company has taken affirmative actions to protect from public disclosure or which do not exist in the public domain. Employee acknowledges that, during his term of employment with the Company, he shall have access to and become familiar with Confidential Information and Trade Secrets that are owned by the Company. Employee shall not use, in any way, or disclose any of the Confidential Information and Trade Secrets, directly or indirectly, either during the term of his employment or at anytime thereafter, except as required in the course of his employment. All files, records, documents, information, data and similar items and documentation relating to the Business of the Company, whether prepared by Employee or otherwise, coming into Employee's possession, shall remain the exclusive property of the Company unless owned by Employee. The obligations of this Section 9 are continuous and shall survive the termination of Employee's employment with the Company.

     10. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and deemed to have been given when delivered in person or when dispatched by telegram or electronic facsimile transfer (confirmed in writing by mail, registered or certified, return receipt requested, postage prepaid, simultaneously dispatched) to the addressees at the addresses specified below.

               If to Employee:    Joseph J. Filipek, Jr.
                                  4000 St. Paul Street
                                  Baltimore, MD  21218

               With a copy to:    Frank R. Goldstein
                                  Morgan, Lewis & Bockius
                                  1800 M. Street, N.W.
                                  Washington, D.C.  20036
                                  Phone No.:  (202) 467-7382
                                  Fax No.:  (202) 467-7176

               If to the Company: c/o Advance Pharmacy Services, Inc.
               or APS:            545 E. John Carpenter Freeway
                                  Suite 1900
                                  Irving, Texas  75062
                                  Attention:  David D. Halbert
                                  Phone No.:  (214) 830-6199

                                  Fax No.:  (214) 830-6196

               with a copy to:    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                  1700 Pacific Avenue, Suite 4100
                                  Dallas, Texas  75201-4618
                                  Phone No.:  (214) 969-2873
                                  Fax No.:  (214) 969-4343
                                  Attn:  J. Kenneth Menges, Jr., P.C.

or to such other address or fax number as either party may from time to time designate in writing to the other.

          11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof, and supersedes all prior agreements and understandings, whether oral or written, with respect to the same. No modification, alteration, amendment or recision of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by the parties hereto.

          12. GOVERNING LAW. This Agreement and the rights and duties of the parties hereunder shall be governed by, construed under and enforced in accordance with the laws of the State of Maryland.

          13. ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. Subject to the prior written consent of Employee, the rights, duties and obligations under this Agreement are assignable by the Company to a successor of all or substantially all of the business or assets of the Company. The rights, duties and obligations of Employee under this Agreement shall not be assignable.

          14. SEVERABILITY. The parties hereto further agree that if at any time it shall be determined that the restrictions contained in Section 8 or 9 are unreasonable as to time or area, or both, by any court of competent jurisdiction, the Company shall be entitled to enforce this Agreement for such period of time and within such area as may be determined to be reasonable by such court and the court shall have the authority to construe reform and enforce the terms of this Agreement for the benefit of the Company to the maximum extent possible. It is the intent of the parties hereto that the provisions hereof be enforceable to the fullest extent permitted by applicable law. This Agreement may be enforced by the Company or any of its affiliates engaged in the Business.

          15. SURVIVAL. No termination of Employee's employment by any of the parties hereto shall reduce or terminate Employee's covenants and agreements in
Section 8 and 9 hereof.

          16. REMEDIES. Employee and the Company recognize that the services to be rendered under this Agreement by Employee are special, unique, and of extraordinary character, and that in the event of the breach by Employee of the terms and conditions of Sections 8 and 9 hereof the Company shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity, to obtain damages for any breach thereof or to enforce the specific performance thereof by Employee, or to enjoin Employee from performing services for any other person, firm, or corporation engaged in activities Competitive with the Business of the Company.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        ADVANCE PHARMACY SERVICES, INC.,  for
                                          the limited purposes of Section 3(d),
                                          3(g) and 3(h) hereof only


                                        By:/s/David D. Halbert
                                          --------------------------------
                                          Name: David D. Halbert
                                                --------------------------
                                          Title:  Chairman, Ceo
                                                --------------------------


                                        PARADIGM PHARMACY MANAGEMENT, INC.


                                        By:/s/David D. Halbert
                                          --------------------------------
                                          Name: David D. Halbert
                                                --------------------------
                                          Title:  Chairman, Ceo
                                                --------------------------


                                        EMPLOYEE


                                        /s/Joseph J. Filipek, Jr.
                                          --------------------------------
                                        Joseph J. Filipek, Jr.